UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 13, 2023

Commission file number: 333-43005-01
PARK-OHIO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio			34-6520107
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

6065 Parkland Boulevard,	Cleveland,	Ohio	44124
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 13, 2023, Park-Ohio Industries, Inc. (“Industries”), a wholly owned subsidiary of Park-Ohio Holdings Corp. (“Holdings”), and certain of Industries’ wholly owned direct and indirect subsidiaries entered into Amendment No. 8 (the “Amendment”) to the Seventh Amended and Restated Credit Agreement (the “Credit Agreement”) with the other loan parties thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, and JP Morgan Europe Limited, as European Agent.
The Amendment, among other things, i) releases General Aluminum Mfg. LLC from its obligations as a domestic loan guarantor and a loan party under the Credit Agreement upon a Specified Disposition and ii) extends the scheduled Maturity Date from November 26, 2024, to September 13, 2028 (or, if earlier, the date that is ninety-one (91) days prior to the scheduled maturity date of the 2017 Senior Notes).

Some of the financial institutions party to the Credit Agreement, and some of their affiliates, have, from time to time, provided certain investment banking, commercial banking and financial advisory services to Industries and its affiliates, for which they received customary fees and commissions.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
4.1
Amendment no. 8 to the Seventh Amended and Restated Credit Agreement, dated September 13, 2023. Among Park-Ohio Industries, Inc., RB&W Corporation of Canada, the European Borrowers (as defined therein) party thereto, the other Loan Parties (as defined therein), the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian agent, J.P. Morgan Europe Limited, as European agent and J.P. Morgan Securities Inc., as sole lead arranger and bookrunning manager. (filed as Exhibit 4.1 to Form 8-K of Park-Ohio Holdings Corp. filed on September 13, 2023, SEC File No. 000-03134 and incorporated herein by reference and made a part of).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Industries, Inc.
(Registrant)

Dated:	September 18, 2023	/s/ Robert D. Vilsack
Robert D. Vilsack
Chief Legal Officer
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